Pioneering mRNA Cell Therapy for Autoimmunity March 2025 Exhibit 99.1

Disclosures For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. The Company’s product candidates are investigational clinical products currently under clinical evaluation and study the Company’s product candidates have not been approved for use by the U.S. Food and Drug Administration ("FDA"). Any reference to the Company’s product candidates’ potential benefits, safety, or efficacy is based on observations from ongoing clinical research and should not be interpreted as definitive clinical evidence. Use or discussion of the Company’s product candidates is limited to the context of clinical research and free scientific exchange of information and is not intended for the general public, as medical advice, nor as any suggestion or indication that the Company’s product candidates have been found by the FDA to be safe or effective or approved for use outside of clinical trials. Forward-looking Statements Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements about the Company’s expected cash resources and cash runway, statements regarding the ability of the Company’s product candidates to be administered in an outpatient setting or without the need for preconditioning lymphodepleting chemotherapy, the potential of Descartes-08, Descartes-15, or any of the Company’s other product candidates to treat myasthenia gravis, juvenile myasthenia gravis, systemic lupus erythematosus, juvenile systemic lupus erythematosus, juvenile dermatomyositis, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward- looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, political uncertainty, the Company’s reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law. Forward-looking statements PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY2

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY3 Clinical-stage company pioneering mRNA cell therapies designed to expand the reach of cell therapy to autoimmunity • Pipeline of mRNA cell therapies designed to be dosed more reliably and safely in an outpatient setting without lymphodepletion • Descartes-08: Investigational mRNA CAR T-cell (CAR-T) with deep and durable responses observed in randomized, double-blind, placebo- controlled Phase 2b trial in patients with myasthenia gravis (MG) • Wholly-owned GMP manufacturing designed to enable rapid optimization of processes in iterative manner * As of September 30, 2024. GMP, Good manufacturing practices CAR, Chimeric antigen receptor IND, Investigational new drug application • Phase 3 AURORA study expected to commence in 1H25 • Open-label Phase 2 trial ongoing in Systemic Lupus Erythematosus (SLE); data readout expected in 2H25 • Pediatric basket trial expected to initiate in 2H25 DESCARTES-08 MULTIPLE ANTICIPATED NEAR-TERM CATALYSTS • Next-generation mRNA CAR-T candidate • Dosing underway in first-in-human Phase 1 dose escalation trial DESCARTES-15 • Strong balance sheet with approximately $220.9 million* • Expected to support planned operations, including completion of planned Phase 3 trial of Descartes-08 for MG, into mid-2027 CASH RESOURCES

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY4 Cartesian’s mRNA approach is designed to expand the reach of potent cell therapy products to address autoimmunity No Lymphodepletion No associated cytopenia, secondary malignancies, or other chemotherapy toxicities Administered Outpatient Convenient dosing schedule Delivered at Therapeutic Levels Administered at therapeutic doses without uncontrollable proliferation Transient Cell Modification Does not carry risk of genomic integration

Asset Indications Discovery/Preclinical Phase 1 Phase 2 Phase 3 Descartes-08 Autologous mRNA CAR-T Myasthenia Gravis (MG) Systemic Lupus Erythematosus (SLE) Pediatric Autoimmune Diseases* Descartes-15 Autologous mRNA CAR-T Autoimmune Diseases** Wholly-owned pipeline targets autoimmune disease PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY5 * IND filing made for Phase 2 pediatric basket trial, includes juvenile SLE, juvenile MG and other conditions. ** Dosing in Phase 1 dose escalation trial in myeloma underway.

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY6 Myasthenia gravis is a rare, progressive autoimmune disease with significant unmet need Current treatments require chronic or frequent administration and have limited durability Characterized by debilitating fatigue and muscle weakness Limbs Respiratory Ocular Facial >120,000 Patients in the U.S. and EU Significant unmet need remains

Deep and durable responses maintained over 12 months in participants treated with Descartes-08 in Phase 2b PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY7 Deepening responses observed over time Durable responses observed over time Deepest responses observed in participants without exposure to prior biologic therapy Safety profile continues to support outpatient administration Planned Phase 3 AURORA study design finalized following meeting with U.S. FDA • Primary endpoint to assess MG-ADL improvement of ≥3 points at Month 4 relative to placebo • Expected to commence in 1H25

# AURORA: Randomized double-blind, placebo-controlled Phase 3 trial of Descartes-08 in AChR Ab+ gMG expected to commence in 1H 2025 aurora TRIAL

**INCLUSION CRITERIA**

- AChR Ab+
- MGFA Class II-IV
- MG-ADL ≥6
- On stable doses of immunosuppressants



Masked Dosing
Six weekly doses of Descartes-08 or placebo
Primary Endpoint Assessment
Descartes-08
Optional open-label retreatment
Descartes-08
~100 Participants 1:1
Placebo
Open Label Follow-Up
Month 5, Month 6, Month 9, Month 12
Open Label Follow-Up
Month 5, Month 6, Month 9, Month 12
Descartes-08
Optional open-label cross-over
WK1
WK6
WK8
WK12
WK16
Masked Follow-Up
Month 1, Month 2, Month 3, Month 4
Single infusion

**PRIMARY ENDPOINT**

- Proportion of participants with MG-ADL improvement of ≥3 points at Month 4, relative to placebo

**SECONDARY OBJECTIVES**

- Proportion of participants with MGC improvement of ≥4 points at Month 4
- Safety and tolerability
- QMG, MG QoL 15R, MG-ADL (change from baseline to Month 4)
- Quantify clinical effect of Descartes-08 over 1 year

MG-ADL, Myasthenia Gravis Activities of Daily Living scale
gMG, Generalized myasthenia gravis
MGFA, Myasthenia Gravis Foundation of America
MGC, Myasthenia Gravis Composite
MG QMG, Quantitative MG Scores
MG QoL 15R, MG Quality of Life 15-revised
AChR Ab+, Acetylcholine receptor autoantibody positive

8 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY9 Descartes-08 in Myasthenia Gravis Phase 2b Results

# Deepening responses observed in participants treated with Descartes-08

## Primary Efficacy Dataset



D1 M1 M2 M3 M4 M6 M9 M12
MG–ADL score
0
−1
−2
−3
−4
−5
−6
Clinical meaningful decrease
MGC score
0
−2
−4
−6
−8
Clinical meaningful decrease
Descartes-08
Placebo

Month 3 (n=14), Month 4 (n=12*), Month 6 (n=12), Month 9 (n=8), Month 12 (n=5)
*Two participants lost to follow-up*

- Average MG-ADL reduction of 5.5 (±1.1) points at Month 4
- 33% of participants achieved minimum symptom expression at Month 6
- 80% of participants reaching Month 12 maintained clinically meaningful response

Minimum symptom expression: MG-ADL 0-1

10 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Deepest responses observed in participants with no prior exposure to complement or FcRn inhibitors PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY11 • Average MG-ADL reduction of 6.6 (±1.5) points at Month 4 • 57% of participants achieved minimum symptom expression at Month 6 • 100% of participants reaching Month 12 maintained clinically meaningful response Primary Efficacy Dataset (No Prior Biologics) Month 3 (n=9), Month 4 (n=7*), Month 6 (n=7), Month 9 (n=4), Month 12 (n=2) *Two participants lost to follow-up Descartes-08 Clinical meaningful decrease Clinical meaningful decrease

# Safety profile supports outpatient administration

| | Descartes-08 (n=20) | | | Placebo (n=16) | | |
|---|---|---|---|---|---|---|
| | Grade 1 | Grade 2 | Grade 3 | Grade 1 | Grade 2 | Grade 3 |
| Headache | 7 (35%) | 4 (20%) | | 2 (13%) | 3 (19%) | |
| Chills | 8 (40%) | 4 (20%) | | | | |
| Nausea | 3 (15%) | 6 (30%) | | 1 (6%) | 2 (13%) | |
| Fever | 7 (35%) | 4 (20%) | 1 (5%) | | | |
| Fatigue | 4 (20%) | 1 (5%) | | 1 (6%) | | |
| Myalgia | 4 (20%) | 2 (10%) | | | | |
| Infusion related reaction | 1 (5%) | 2 (10%) | 1 (5%) | 1 (6%) | | |
| Muscle weakness | 1 (5%) | 1 (5%) | | 1 (6%) | | |
| Arthralgia | 1 (5%) | 1 (5%) | | | 1 (6%) | |
| Tachycardia | 3 (15%) | | | | | |
| Upper respiratory infection | | 1 (5%) | | | 1 (6%) | |
| Herpes simplex reactivation | 1 (5%) | | 1 (5%) | | | |
| Dysgeusia | 3 (15%) | | | | | |
| Diarrhea | 1 (5%) | | | | 1 (6%) | |
| Sweating | 1 (5%) | | | 1 (6%) | | |
| Limb edema | 1 (5%) | 1 (5%) | | | | |
| Flushing | 2 (10%) | | | | | |
| Dyspnea | 1 (5%) | 1 (5%) | | | | |
| Insomnia | 2 (10%) | | | | | |
| Vomiting | 2 (10%) | 1 (5%) | | | | |
| Tremor | 2 (10%) | | | | | |

- **No new type of AEs reported**
- **No hypogammaglobulinemia or increased infections reported**
- **No difference in vaccine titers between Descartes-08 and placebo**

Safety dataset comprises all subjects who received at least one dose of Descartes-08 (n=20) or placebo (n=16).

All Grade 1–2 adverse events deemed possibly, probably or definitely related to the study drug with a cumulative incidence ≥10% and all Grade 3 adverse events deemed possibly, probably or definitely related to the study drug are reported. There were no Grade 4 adverse events

AE, Adverse event

12

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

# Phase 2a trial update: Descartes-08 retreatment continues to elicit deep and durable responses

**Participant 1**


Descartes-08 infusions
Descartes-08 retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
25
20
15
10
5
0

**Participant 2**


Descartes-08 infusions
Descartes-08 retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
25
20
15
10
5
0

- Three participants retreated to date, two of whom maintain minimum symptom expression 2 years after initial treatment
- Third participant achieved 4-point reduction in MG-ADL and 6-point reduction in MGC at the most recent, Month 2 follow-up of retreatment

Manuscript submitted for peer review; pre-print available at medRxiv.org.

13 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY14 Additional Indications and Pipeline

Intend to leverage the potential of Descartes-08 across multiple clinical programs PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY15 • Plan to initiate Phase 3 AURORA clinical trial in 1H 2025 • RMAT designation expected to support efficient development plan in collaboration with FDA MG SLE Potential New Indications Leveraging clinical proof-of-concept of Descartes-08 in MG to expand autoimmune pipeline • Open-label Phase 2 trial ongoing • Data readout expected in 2H25 • IND amendment filed for pediatric basket trial in certain autoimmune diseases • Trial expected to initiate in 2H25

# Descartes-08 has the potential to address pediatric indications, a severely underserved population

**DC-08's observed safety profile combined with significant unmet need in pediatric autoimmune disease supports clinical development plan**

- No lymphodepleting chemotherapy
- No integrating vectors
- Fully outpatient treatment with 1hr post-infusion monitoring
- No observed CRS or ICANS

## Anticipated Pediatric Basket Trial Timeline

- Rare Pediatric Disease Designation for DC-08 in juvenile dermatomyositis granted in September 2024
- IND amendment filed to include DC-08 in juvenile SLE in December 2024
- Pediatric basket trial expected to initiate in 2H25

| Juvenile SLE | ANCA-Associated Vasculitis | Juvenile MG/Other | Juvenile Dermatomyositis |
|---|---|---|---|

↓

**Dose escalation (n=3)**
**Week 1: DL 1**
**Week 2: DL 2**
**Week 3: DL 3**
**Weeks 4–6: DL 3 (if no DLTs)**

↓

| Expansion (n=10)<br>Weeks 1–6: MTD once-weekly | Expansion (n=10)<br>Weeks 1–6: MTD once-weekly | Expansion (n=10)<br>Weeks 1–6: MTD once-weekly | Expansion (n=10)<br>Weeks 1–6: MTD once-weekly |
|---|---|---|---|

DL – Dose level
DLT – Dose limiting toxicity
ANCA – Anti-Neutrophil Cytoplasmic Antibody
MTD – Maximum tolerated dose

16 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Descartes-15, a next generation anti-BCMA mRNA CAR-T with >10x potency observed in preclinical studies PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY17 Potent killing (single target exposure) Persistent killing (multiple exposures) (1:2) (1:8) (1:32) 0 50 100 % S pe ci fic K ill in g DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control (1:2) (1:8) (1:32) 0 50 100 % S pe ci fic K ill in g DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Descartes-15 is an anti-BCMA mRNA CAR-T with potential disruptive features: • Engineered for maximum potency and CAR stability, even in the presence of target-driven suppression of CAR • Clinical strategy expected to leverage safety and clinical activity data from Descartes-08 • Phase 1 trial ongoing Day 0 Day 1 Day 2 Day 5 Day 7 Day 9 0 1000 2000 3000 M FI DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Superior CAR expression Contro l Des ca rte s-1 5 0 2×108 4×108 6×108 8×108 Day 21 To ta l F lu x (p /s ) Control Descartes-15 Contro l Des ca rte s-1 5 0 1×107 2×107 3×107 Day 11 To ta l F lu x (p /s ) Day 21Day 11Efficient killing of BCMA+ target cells* Day 11 *MM1-S disseminated myeloma model in NSG mice infused with either control T-cells or Descartes-15.

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY18 STRONG FINANCIAL POSITION: Expected to Support Pipeline Through Key Milestones * As of 12/31/24. Further includes Series A Non-Voting Convertible Preferred Stock and Series B Non-Voting Convertible Preferred Stock that remain subject to beneficial ownership limitations that are convertible into shares of common stock and includes outstanding options, RSUs and warrants. $220.9M <70 FULL TIME EMPLOYEES Based in Frederick, MD and Gaithersburg, MD 25.8M Basic shares outstanding as of 12/31/24 33.1M Fully diluted shares outstanding* In cash, cash equivalents and restricted cash as of 9/30/24